Putnam
California
Tax Exempt
Money Market Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-03


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FROM THE TRUSTEES

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Dear Fellow Shareholder:

With interest rates at 40-year lows and the 7-day average yield for all taxable money market funds the lowest on record, the managers of Putnam California Tax Exempt Money Market Fund had their work cut out for them during the six months ended March 31, 2003. In this environment, the fund slightly underperformed the average of its Lipper peer group. You will find the details on page 7.

For a good many investors these days, any returns in the plus column are a welcome respite from the ongoing volatility pervading the equity and fixed-income markets. Your fund's managers are working hard to ensure that you can wait out the turbulence with your assets moored in the comparatively calm harbor of the money markets.

Meanwhile, your fund's managers continue to look for the highest-quality money-market-eligible securities with a focus on diversification and an eye toward seeking the highest possible income without sacrificing quality by extending the portfolio's average days to maturity.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
May 21, 2003


REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* For the six months ended March 31, 2003, Putnam California Tax
  Exempt Money Market Fund had a total return of 0.24% at net asset value.

* The fund's six-month return was slightly behind the Lipper California Tax-Exempt Money Market Funds category average of 0.37%.

* The fund limited its total operating expenses for the first six months of calendar 2003 to 0.60% of the fund's average net assets. (See page 5 for more information.)

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

Investors sought financial refuge from widespread uncertainty at home and abroad during the six months ended March 31, 2003. For your fund, which invests solely in the highest-quality, California tax-exempt money-market-eligible securities, this more conservative mood and a preference for only the safest of investments have been very positive for the holdings in your portfolio. We also believe that our efforts to extend the weighted average days to maturity when possible, while keeping a portion of the portfolio flexible to capture any short-term upticks in interest rates, has maximized the fund's income potential in the current flat-to-declining interest-rate environment.

Fund Profile

Putnam California Tax Exempt Money Market Fund seeks as high a level of current income exempt from federal income tax and California personal income tax as we believe to be consistent with the preservation of capital, maintenance of liquidity, and stability of principal.

The fund's diversification has also been an important factor in its relative success. With its exposure to issuers across many sectors, different security types and varying income structures (fixed rate and variable rate), we believe the fund's income strategy protects its $1.00 share value while capturing the highest level of income that is consistent with our commitment to quality.

* MARKET OVERVIEW

The sharp decline in interest rates over the past two and a half years, which culminated in the Federal Reserve Board's half a percentage point reduction in the federal funds rate on November 6, 2002, has been unprecedented. For income funds, this fall in interest rates resulted in a similarly dramatic reduction in yields in a relatively short time. As a result, in late December, the 7-day average yield for money market funds dropped to record lows. Despite the challenge presented by interest rates hovering at their lowest levels in 40 years, our efforts to maintain the fund's positive yield have been, we think, relatively successful.

The yield curve remains rather flat, especially in the one- to six-month maturity range, suggesting how limited our choices are in picking up incremental yield. With demand for tax-free money market securities across the Golden State quite high, yields have come under further pressure as a result of an imbalance in supply/demand dynamics. This imbalance was greatest in the variable-rate demand note market, where demand outstripped supply. The fund ended the period with a slightly longer average maturity of 36 days relative to the market, which we expect to maintain or extend if interest rates increase.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/03

Bonds

Lipper California Tax-Exempt Money Market Funds category average     0.37%
------------------------------------------------------------------------------
Lehman Municipal Bond Index                                          1.21%
------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index                              1.52%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (government and corporate bonds)         2.99%
------------------------------------------------------------------------------

Equities

S&P 500 Index (broad market)                                         5.02%
------------------------------------------------------------------------------
Russell 1000 Index (large-cap stocks)                                4.98%
------------------------------------------------------------------------------
Russell 2000 Index (small-cap stocks)                                1.39%
------------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended March 31, 2003.


* STRATEGY OVERVIEW

At the beginning of the fund's fiscal year, there were mixed signals about the strength of the U.S. economy, prompting the Federal Reserve Board to become more cautious. Given the lack of any clear direction for interest rates or the war with Iraq, we believed our best course would be to minimize risk. To that end, we focused on a blended strategy that required buying tax-exempt notes with maturities out to one year, as well as shorter-maturity tax-exempt money market instruments, such as daily and weekly variable-rate demand notes. In addition to maximizing the fund's flexibility, this laddering of maturity dates helps limit the fund's reinvestment risk when we must return to the market to find replacement securities.

Tax-exempt money market securities with longer maturities, ranging up to a year, provide stability of income by locking in yields. Shorter-term instruments provide us with the opportunity to take advantage of occasional short-term upticks in yields. This was the case in February, when the announcement of favorable economic data and the ensuing rally in the stock market helped the yield curve steepen somewhat, increasing the difference between shorter-term and longer-term securities.


[GRAPHIC OMITTED: horizontal bar chart WEIGHTINGS BY INVESTMENT TYPE COMPARED]

WEIGHTINGS BY INVESTMENT TYPE COMPARED*

                                 as of 9/30/02      as of 3/31/03

Variable-rate demand notes           92.1%               92.2%

Tax-exempt notes                      7.9%                7.8%

*This chart shows how the weightings of the fund's investments have changed over the past six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


* HOW SECTOR ALLOCATIONS AFFECTED THE FUND'S PERFORMANCE

The slowing economy, along with weakness in the stock market, higher Medicaid costs, a sharp reduction in capital gains tax revenues and slower personal, sales, and corporate income tax collections, have pushed states into historically high deficit positions during the past year. Lower tax revenues are also putting many states at risk of a credit downgrade by the rating agencies. California was one of the states to see its credit downgraded by Standard & Poor's and Moody's rating agencies during the six-month reporting period. Credit quality remains a critical determinant in our selection process. Despite California's deteriorating fundamentals, the fund's holdings are of the highest Tier-1 quality, which includes but is not limited to Aaa/AAA-rated and insured tax-free money market securities. Of course, since higher-quality securities carry a lower level of risk, they typically offer slightly lower yields.

With budgetary and liquidity pressures among the states and local governments expected to continue into the second half of 2003, many states are seeking additional revenues by issuing more tax-exempt notes than otherwise would have been the case to cover short-term gaps in funding. These notes must mature within 13 months or 397 days from the date of purchase to be money-market-eligible. The fund holds several general obligations of the state as well as cities and counties across California, many of which are school-district-related.

To balance the interest-rate exposure to longer maturities with short-term securities that can react more swiftly to a potential rise in interest rates, we have invested a majority of the fund's assets in variable-rate demand notes (VRDNs). VRDNs are brought to market with a long stated maturity and a coupon that resets at par daily, weekly, or monthly, depending on the structure of the municipal debt. This continual reinvestment can put the fund at risk for lower yields in a flat-to-declining interest-rate environment. However, since these notes reset at par, they lend stability to the fund's net asset value and help preserve principal. Last October, during a period of unseasonably high issuance, we purchased California State Department of Water Supply notes, which represented one of the fund's largest positions at the end of the period. Please note that all sector weightings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

PERFORMANCE COMPARISONS (3/31/03)
                                                  Current     After-tax
                                                  return*      return
-----------------------------------------------------------------------
Passbook savings account                           0.50%       0.28%
-----------------------------------------------------------------------
Taxable money market fund 7-day yield              0.73        0.41
-----------------------------------------------------------------------
3-month certificate of deposit                     1.23        0.68
-----------------------------------------------------------------------
Putnam California Tax Exempt Money Market Fund
7-day yield                                        0.51        0.51
-----------------------------------------------------------------------

  The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a maximum 44.31% combined 2003 federal and California state income tax rate.

* Sources: FleetBoston (passbook savings), Federal Reserve Board of Governors (3-month CDs), and IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Joyce Dragone (Portfolio Leader), Richard Wyke (Portfolio Member), Paul Drury, David Hamlin, Jerome Jacobs, and Susan McCormack.

OF SPECIAL INTEREST

* After reviewing interest-rate trends and the impact of historically low interest rates on the fund's yield, the Trustees voted in December 2002 to limit the fund's total annual fund operating expenses for the first six months of calendar 2003 to 0.60% of the fund's average net assets. This decision is designed to provide a more attractive yield to our shareholders in today's historically low interest-rate environment.

THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

While the possibility for further interest-rate reductions remains, there is just as much a probability that interest rates may have bottomed out as of this writing. The conclusion of the war with Iraq and its aftermath will be a critical determinant of that timetable. When interest rates do begin to rise, as they eventually do in all economic cycles, we believe that Putnam California Tax Exempt Money Market Fund is in a good position to capture the higher income potential.

As geopolitical tensions ease, we believe investors will refocus their attention on the health of the U.S. economy. This is likely to bring some redeployment of assets as portfolios are realigned to reflect a changing economic outlook. After three years of corporate America and the financial markets correcting for the excess of the late 1990s, we believe the groundwork is being laid for a return to a more disciplined, healthier market. We believe that investing in money market securities that help preserve principal value across all market conditions remains a wise course for any well-diversified portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended March 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 8 and 9 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 3/31/03

                                                                    Lipper
                                                      Merrill  California Tax-
                                                       Lynch     Exempt Money
                                         Fund          91-Day    Market Funds
                                        shares        Treasury     category
                                        at NAV       Bill Index    average*
-------------------------------------------------------------------------------
6 months                                 0.24%         0.73%          0.37%
-------------------------------------------------------------------------------
1 year                                   0.54          1.67           0.83
-------------------------------------------------------------------------------
5 years                                 10.29         23.28          11.16
Annual average                           1.98          4.28           2.14
-------------------------------------------------------------------------------
10 years                                25.05         56.70          27.55
Annual average                           2.26          4.59           2.46
-------------------------------------------------------------------------------
Annual average
(life of fund, since 10/26/87)           2.96          5.35           3.14
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current 7-day yield 1                    0.51%
-------------------------------------------------------------------------------
Taxable
equivalent 2                             0.92
-------------------------------------------------------------------------------
Current 30-day yield 1                   0.44
-------------------------------------------------------------------------------
Taxable
equivalent 2                             0.79
-------------------------------------------------------------------------------

Performance is calculated at net asset value. There is no sales charge.

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield data reflect the current performance of the fund more closely than total return.

2 Assumes a maximum 44.31% combined 2003 federal and California state income tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

* Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/03, there were 64, 62, 47, and 38 funds, respectively, in this Lipper category.


DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/03

-------------------------------------------------------------------------------
Distributions (number)                     6
-------------------------------------------------------------------------------
Income                                  $0.002364
-------------------------------------------------------------------------------
  Total                                 $0.002364
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lipper California Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all California tax-exempt money market mutual funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock  performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2003 (Unaudited)


KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.7%) (a)
PRINCIPAL AMOUNT                                                                     RATING(RAT)              VALUE
California (98.7%)
-------------------------------------------------------------------------------------------------------------------
                    Alameda-Contra Costa Cnty., Schools Fin. Auth.
                    VRDN (Cap. Impt. Fin. Projects)
           $900,000 Ser. A, 1 1/4s, 7/1/16 (Bank of Nova Scotia (LOC))                    A-1              $900,000
            300,000 Ser. E, 1 1/4s, 6/1/22 (Bank of Nova Scotia (LOC))                    A-1               300,000
            120,000 Alvord, Unified School Dist. G.O. Bonds, Ser. A, MBIA,
                    3.1s, 8/1/03                                                          Aaa               120,564
                    Association of Bay Area Governments (ABAG) Fin.
                    Auth. for Nonprofit Corps. VRDN
            800,000 Ser. C, 1.15s, 10/1/27 (BNP Paribas (LOC))                            A-1+              800,000
            300,000 Ser. D, 1.15s, 10/1/27 (BNP Paribas (LOC))                            A-1+              300,000
          1,050,000 Berkeley, VRDN (YMCA), 1.15s, 6/1/23 (BNP
                    Paribas (LOC))                                                        A-1+            1,050,000
            620,000 Burbank, Pub. Fin. Auth. Rev. Bonds (Golden State
                    Redev. Project), Ser. A, AMBAC, 3s, 12/1/03                           Aaa               628,079
                    CA Poll. Control Fin. Auth. VRDN
          1,000,000 (Sierra Pacific Industries Project), 1.15s, 2/1/13
                    (Wells Fargo Bank N.A. (LOC))                                         VMIG1           1,000,000
          1,205,000 (Southdown, Inc.), 0.95s, 2/15/13 (Wachovia
                    Bank N.A. (LOC))                                                      VMIG1           1,205,000
          1,200,000 CA State Dept. of Wtr. Resources Pwr. Supply VRDN,
                    Ser. C-9, 1 1/8s, 5/1/22 (Citibank N.A. (LOC))                        VMIG1           1,200,000
          1,200,000 CA State Econ. Dev. Fin. Auth. Indl. Dev. VRDN
                    (Volk Enterprises), 1.15s, 6/1/21 (Harris Trust and
                    Savings Bank (LOC))                                                   A-1+            1,200,000
            120,000 Fresno, Unified School Dist. G.O. Bonds, Ser. A, MBIA,
                    3.05s, 8/1/03                                                         Aaa               120,522
            150,000 Golden West, Schools Fin. Auth. Rev. Bonds, Ser. A,
                    MBIA, 6 1/4s, 2/1/04                                                  Aaa               156,454
          1,300,000 Indio, Multi-Fam. FNMA Coll. VRDN (Hsg. Mtg. -
                    Carreon), Ser. A, 1.1s, 8/1/26                                        A-1+            1,300,000
            500,000 Irvine, Impt. Board Act 1915 VRDN (Assmt. Dist.
                    No. 97-16), 1.15s, 9/2/22 (Societe Generale (LOC))                    VMIG1             500,000
          1,000,000 Long Beach, Board Fin. Auth. Lease VRDN
                    (Long Beach Museum of Art), 1.1s, 9/1/09
                    (Bank One N.A. (LOC))                                                 A-1             1,000,000
          1,200,000 Los Angeles, Cmnty. Redev. Agcy. Multi-Fam. Hsg.
                    VRDN (Skyline at Southpark Phase II),
                    1 1/4s, 12/1/05 (Westdeutsche Landesbanke
                    (LOC))                                                                VMIG1           1,200,000
          1,100,000 Oakland, VRDN (Cap. Equip.), 1.15s, 12/1/15
                    (Landesbank Hessen Thueringen (LOC))                                  VMIG1           1,100,000
          1,300,000 Ontario, Multi-Fam. VRDN (Res. Park Mtge. Ctr.),
                    Ser. A, 1.15s, 8/1/07 (Royal Bank of Canada (LOC))                    VMIG1           1,300,000
            400,000 Orange Cnty., VRDN, AMBAC, 1.1s, 8/1/13                               VMIG1             400,000
          1,300,000 Pajaro Valley, Unified School Dist. VRDN (School Fac.
                    Bridge Funding Program), FSA, 1.15s, 9/1/23                           VMIG1           1,300,000
            250,000 San Francisco, City & Cnty. G.O. Bonds, Ser. 1,
                    FGIC, 4.2s, 6/15/03                                                   AAA               251,615
            500,000 San Jacinto, Unified School Dist. VRDN (School Fac.
                    Bridge Funding Program), FSA, 1.15s, 10/1/20                          VMIG1             500,000
            200,000 Santa Ana, Hlth. Fac. VRDN (Multi-Modal Town &
                    Country), 1.2s, 10/1/20 (BNP Paribas (LOC))                           A-1+              200,000
            300,000 Stockton, Hlth. Fac. VRDN (Dameron Hosp. Assn.),
                    Ser. A, 1.05s, 12/1/32 (U.S. Bank N.A. (LOC))                         VMIG1             300,000
          1,205,000 Sweetwater, Unified High School Dist. VRDN, FSA,
                    1.15s, 6/1/13                                                         VMIG1           1,205,000
          1,700,000 Three Valleys, Muni. Wtr. Dist. VRDN (Miramar Wtr.
                    Treatment), 1.15s, 11/1/14 (Wells Fargo Bank
                    N.A. (LOC))                                                           A-1+            1,700,000
            500,000 U. of CA, Rev. Bonds (Multi-Purpose Projects), Ser. M,
                    FGIC, 4 1/8s, 9/1/03                                                  AAA               506,377
          1,200,000 Westminster, VRDN (Civic Ctr.), Ser. B, AMBAC,
                    1.2s, 6/1/24                                                          A-1             1,200,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $22,943,611)                                                $22,943,611
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $23,235,004.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      The rates shown on VRDN the current interest rates shown at March
      31, 2003, which are subject to change based on the terms of the security.

      The fund had the following industry group concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

            Utilities 14.7%

      The fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

            FSA 12.9%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                           $22,943,611
-------------------------------------------------------------------------------------------
Cash                                                                                276,240
-------------------------------------------------------------------------------------------
Interest and other receivables                                                       44,850
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                6,857
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                     10,419
-------------------------------------------------------------------------------------------
Total assets                                                                     23,281,977

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 6,506
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            6,782
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            5,444
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       10,699
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              8
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               17,534
-------------------------------------------------------------------------------------------
Total liabilities                                                                    46,973
-------------------------------------------------------------------------------------------
Net assets                                                                      $23,235,004

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $23,235,004
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A share
($23,235,004 divided by 23,235,004 shares)                                            $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2003 (Unaudited)
Interest income:                                                                   $155,701
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     55,518
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       29,084
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    3,459
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,383
-------------------------------------------------------------------------------------------
Auditing                                                                             11,134
-------------------------------------------------------------------------------------------
Legal                                                                                 6,441
-------------------------------------------------------------------------------------------
Other                                                                                 8,984
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (21,929)
-------------------------------------------------------------------------------------------
Total expenses                                                                       94,074
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,627)
-------------------------------------------------------------------------------------------
Net expenses                                                                         91,447
-------------------------------------------------------------------------------------------
Net investment income                                                                64,254
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $64,254
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2003*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                     $64,254              $206,439
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       64,254               206,439
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax-exempt income                                                    (64,254)             (206,439)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (2,675,076)              526,163
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (2,675,076)              526,163

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    25,910,080            25,383,917
-------------------------------------------------------------------------------------------------------
End of period                                                         $23,235,004           $25,910,080
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
Per-share                            March 31
operating performance              (Unaudited)                    Year ended September 30
-------------------------------------------------------------------------------------------------------------------
                                       2003         2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income                0.0024 (c)   0.0081       0.0242       0.0274       0.0220       0.0281
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                0.0024       0.0081       0.0242       0.0274       0.0220       0.0281
-------------------------------------------------------------------------------------------------------------------
Total distributions                 (0.0024)     (0.0081)     (0.0242)     (0.0274)     (0.0220)     (0.0281)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  .24 *        .82         2.45         2.78         2.22         2.85
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $23,235      $25,910      $25,384      $28,328      $29,275      $29,464
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .38 (c)*     .88          .84          .81          .73          .75
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               .26 (c)*     .78         2.40         2.72         2.26         2.89
-------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
    March 31, 2003 reflect a reduction of 0.09% based on average net assets for class A shares (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term California tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a financial reporting and tax basis is the same.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

Note 2
Management fee, administrative
services and other transactions

Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Effective January 1, 2003, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2003, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense and credits from Putnam Fiduciary Trust Company
(PFTC), a wholly-owned subsidiary of Putnam, LLC), would exceed an annual rate of 0.60% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2003, the fund's expenses were reduced by $2,627 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $351 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter, received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2003, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $11,679,777 and $13,690,000, respectively.

NOTE 4
Capital shares

At March 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                      Six months ended         Year ended
                                             March 31,      September 30,
Class A                                           2003               2002
---------------------------------------------------------------------------
Shares sold                                  7,262,448          16,472,847
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                58,537             215,594
---------------------------------------------------------------------------
                                             7,320,985          16,688,441

Shares repurchased                          (9,996,061)        (16,162,278)
---------------------------------------------------------------------------
Net increase/(decrease)                     (2,675,076)            526,163
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

*Closed to new investors.

+An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

 Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and Principal
Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA055-88620 064 5/03